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                                   SUPPLEMENT
                             DATED JANUARY 2, 2003
                                     TO THE
          MLIG VARIABLE INSURANCE TRUST PROSPECTUS DATED JULY 1, 2002

On page 28 of the prospectus, the following information replaces the second and third paragraphs under the description of "NEUBERGER BERMAN MANAGEMENT INC.":

     David H. Burshtan manages the Portfolio and is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. From 1999 to 2002, Mr. Burshtan managed two equity mutual funds and other equity portfolios for another investment manager. Prior to 1999, he managed small capitalization portfolios for another manager.